UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 15, 2009

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)
Maryland	1-8529	52-1200960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
100 Light Street, Baltimore, Maryland		21202

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01		Other Events.

On July 15, 2009, Legg Mason, Inc. (the "Company") announced an offer to exchange up to 21,850,000, or 95%, of its outstanding Equity Units in the form of corporate units (the "Units") for 0.8881 of a share of the Company's common stock and $6.25 in cash per Unit. The exchange offer for the Units will expire on August 12, 2009, unless extended by the Company. A copy of the related press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01		Financial Statements and Exhibits.
	(d)	Exhibits
		Exhibit No.	Subject Matter
		99	Press Release of Legg Mason, Inc. dated July 15, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LEGG MASON, INC. (Registrant)
			Date: July 15, 2009	By:	/s/ Thomas P. Lemke

Thomas P. Lemke Senior Vice President and General Counsel

LEGG MASON, INC. EXHIBIT INDEX
Exhibit No.		Subject Matter
99			Press Release of Legg Mason, Inc. dated July 15, 2009

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